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NEWS RELEASE
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[NEXTEL LOGO]                                 NEXTEL COMMUNICATIONS, INC.
                                              2001 Edmund Halley Drive
                                              Reston, VA 20191
                                              703 433-4000


For Immediate Release
                                                                       CONTACTS:
                                          INVESTORS: PAUL BLALOCK (703) 433-4300
                                                 MEDIA: BEN BANTA (703) 433-4700




                         NEXTEL TO HOST CONFERENCE CALL

RESTON, Va., January 30, 2001 - Nextel Communications, Inc., (NASDAQ: NXTL) will host its 2000 year-end financial results conference call with its senior management.

WHEN:          FRIDAY, FEBRUARY 16, 2001

TIME:          8:30AM - 9:15AM EASTERN TIME

PHONE:         (DOMESTIC)           888-566-6143
               (INTERNATIONAL)      630-395-0145

PASSWORD:       GET NEXTEL

All participants are asked to dial in 10 minutes prior to the start of the conference call. If you are unable to participate, a playback of the conference call will be available until Friday, February 23. US (800-216-3090) International (402-220-3857).

The conference call is also available via a live Webcast on two sites: http://www.nextel.com and also on http://www.StreetEvents.com. It will be archived on both sites for 1 week following the call.

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